UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 30, 2013 (May 29, 2013)

CUBESMART
CUBESMART, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (CubeSmart)	001-32324	20-1024732
Delaware (CubeSmart, L.P.)	000-54662	34-1837021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

460 E. Swedesford Road, Suite 3000, Wayne, Pennsylvania 19087
(Address of Principal Executive Offices)

(610) 293-5700
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2013, Deborah Ratner Salzberg was elected by CubeSmart’s Common Shareholders to the Company’s Board of Trustees.  In connection with Ms. Salzberg’s election, the Board appointed Ms. Salzberg as a member of the Board’s Corporate Governance and Nominating Committee.  After giving effect to Ms. Salzberg’s appointment, the Corporate Governance and Nominating Committee consists of the following members:  Piero Bussani (Chairman), Marianne M. Keler, Deborah R. Salzberg, and William M. Diefenderfer III (ex officio).

Item 5.07                                           Submission of Matters to a Vote of Security Holders

On May 29, 2013, CubeSmart held its 2013 Annual Meeting of Common Shareholders.  At the Annual Meeting, the Company’s shareholders voted on: (1) the election of eight trustees, (2) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2013, and (3) a non-binding, advisory vote regarding the compensation of the Company’s named executive officers.  The voting results on these proposals were as follows:

Proposal 1.  Election of eight trustees

	Votes For	Withheld	Broker Non-Votes
William M. Diefenderfer III	112,561,709	626,552	6,719,872
Piero Bussani	112,563,065	625,196	6,719,872
John W. Fain	112,568,486	619,775	6,719,872
Dean Jernigan	112,834,980	353,281	6,719,872
Marianne M. Keler	113,124,732	63,529	6,719,872
Deborah Ratner Salzberg	112,272,592	915,669	6,719,872
John F. Remondi	113,130,884	57,377	6,719,872
Jeffrey F. Rogatz	112,564,101	624,160	6,719,872

Proposal 2.  Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013

Votes For	Votes Against	Abstentions
118,701,303	1,195,532	11,298

Proposal 3: Advisory, non-binding vote on the compensation of the Company’s named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
110,002,785	1,835,207	1,350,269	6,719,872

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CUBESMART

	By:	/s/ Jeffrey P. Foster
	Name:	Jeffrey P. Foster
	Title:	Senior Vice President, Chief Legal Officer & Secretary

Date: May 30, 2013

CUBESMART, L.P.

By: CUBESMART, its general partner

	By:	/s/ Jeffrey P. Foster
	Name:	Jeffrey P. Foster
	Title:	Senior Vice President, Chief Legal Officer & Secretary

Date: May 30, 2013